UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2025
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
377 Simarano Drive
Marlborough, Massachusetts 01752
(Address of Principal Executive Offices, including Zip Code)

(508) 373-1100
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Amended and Restated Executive Severance Plan

On September 30, 2025, the Compensation Committee of the Board of Directors (the "Board") of the Company approved the adoption of the Amended and Restated Executive Severance Plan (as amended, the "Severance Plan") effective September 30, 2025, which amends and restates, in its entirety, the Company’s Executive Severance Plan established on January 1, 2014, as previously amended. The Severance Plan applies generally to executives of the Company who have a position equal to or higher than that of Vice President, including the Company’s Senior Vice Presidents and certain other executive officers. The CEO is not a participant in the Severance Plan. Generally, the Severance Plan provides for severance payments to certain executives and employees eligible to participate in the event of an “Involuntary Termination,” which includes a termination by the Company without “Cause” or a resignation by the employee for “Good Reason” (as such terms are defined in the Severance Plan), with different severance payments depending on the title of the employee and whether or not the termination occurs within twenty-four (24) months following a “Change in Control” (as such term is defined in the Severance Plan). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Severance Plan.

The principal changes effected in the Severance Plan include:

•Performance-Based Equity Awards. For Tier One Executives who incur a qualifying termination not in connection with a Change in Control, performance-based equity awards are now prorated based on actual performance for the full performance period, with the prorated amount calculated by crediting the executive with an additional twelve months of deemed service for vesting purposes. For qualifying terminations of executives participating in the Plan following a Change in Control, performance-based equity awards are deemed earned at target.

•Change in Control Cash Severance. For Tier Two Executives and Tier Three Executives, severance cash payments following a Change in Control will now be made in lump-sum and will include a lump-sum target bonus multiple (150% of target for Tier Two Executives and 100% of target for Tier Three Executives). For Tier One Executives, the Severance Plan now also provides for a lump-sum bonus payment equal to 200% of such executive's target annual bonus. Pro-rated bonuses for the current cycle will be paid in lump-sum based on target rather than actual performance.

•Change in Control Period for Tier Two and Tier Three Executives. The Severance Plan introduces a transition rule under which, for a two-year period, Tier Two Executives and Tier Three Executives who experience a qualifying termination within twenty-four months following a Change in Control will be eligible for enhanced severance benefits. Following such two-year transition period, the period during which Tier Two Executives and Tier Three Executives may receive such enhanced benefits upon a qualifying termination following a Change in Control will be reduced to twelve months.

•Other Conforming and Technical Updates. The Severance Plan (i) includes provisions for the benefit of Senior Vice Presidents Angelo Lopresti, Timothy Mammen, Trevor Ness and Dr. Igor Samartsev that were previously in such executives' employment agreements, including modifications to the definition of "Good Reason" to account for a material reduction in the Executive's responsibilities with the Company and certain payments owed in the event the Company enforces certain non-compete provisions against such executive that prevent such executive from finding suitable employment in certain circumstances, (ii) gives Tier Three Executives comparable treatment to Tier One Executives and Tier Two Executives with respect to individual performance in respect of payouts for in-cycle bonuses in the event of death or disability, (iii) provides for equivalent health coverage benefits for executives outside the U.S. who are ineligible for COBRA, and (iv) makes other ministerial and technical updates.

The foregoing summary of the Severance Plan is subject to and qualified in its entirety by reference to the text of the Severance Plan, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Termination of SVP Employment Agreements

Senior Vice Presidents Angelo Lopresti, Timothy Mammen, Trevor Ness and Dr. Igor Samartsev will be covered by the Severance Plan as Tier One Executives. Pursuant to termination agreements effective September 30, 2025 (the "Severance Plan Participation Agreements"), the employment agreements between each of Messrs. Lopresti, Mammen and Ness, and Dr. Samartsev, the form of which was previously filed by the Company on February 24, 2020 as Exhibit 10.7 to the Company’s Annual Report on Form 10-K, were terminated in their entirety. Each such executive's employment with the Company continue on an at-will basis. Each Severance Plan Participation Agreement includes a general release and discharge of all claims arising under the Employment Agreement, including a release of all rights to any termination payments and to all provisions that purport to survive termination. The foregoing description of the Severance Plan Participation Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Severance Plan Participation Agreements entered into by such executives, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Adoption of Amended and Restated Senior Executive Annual Incentive Plan

On September 30, 2025, the Compensation Committee of the Board approved an amended and restated IPG Photonics Corporation Senior Executive Annual Incentive Plan (the "AIP") which amends and restates, in its entirety, the IPG Photonics Corporation Senior Executive Annual Incentive Plan established on April 6, 2005, as amended. The changes effected by the amendment and restatement of the of the AIP were, among other things, to provide for coordination of benefits with the Severance Plan and any other severance arrangements. The revised AIP also includes an additional requirement, subject to any severance plans or agreements, that an employee be on the payroll of the Company on the date of payment of an award under the AIP, subject to exception in the case of death, disability or an involuntary termination.
The foregoing summary of the AIP is subject to and qualified in its entirety by reference to the text of the AIP, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Adoption of Amendment to CEO Employment Agreement

On September 30, 2025, the Company and Dr. Mark M. Gitin entered into an amendment (the "Amendment") to the employment agreement by and between the Company and Dr. Gitin dated April 25, 2024 (the "Employment Agreement") to clarify that the percentage of Dr. Gitin's bonus based on financial performance measures for fiscal year 2025 and beyond will be determined by the annual incentive plans approved annually by the Compensation Committee.

The foregoing summary of the Amendment is subject to and qualified in its entirety by reference to the text of the Amendment, a copy of which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Non-Employee Director Compensation Plan

On September 30, 2025, the Non-Employee Director Compensation Plan of the Board was amended to increase the annual cash retainer for the Non-Executive Chair from $80,000 to $85,000. The change in compensation was based upon a survey of compensation practices of peers by the independent compensation consultant of the Compensation Committee of the Board.

The foregoing summary of revisions to the Non-Employee Director Compensation Plan is subject to and qualified in its entirety by reference to the text of revised Non-Employee Director Compensation Plan, a copy of which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Exhibit Description
Exhibit 10.1	IPG Photonics Corporation Executive Severance Plan, amended and restated on September 30, 2025.
Exhibit 10.2	Form of Severance Plan Participation Agreements dated September 30, 2025 between the Registrant and each of Angelo Lopresti, Timothy Mammen, Trevor Ness and Dr. Igor Samartsev.
Exhibit 10.3	IPG Photonics Corporation Senior Executive Annual Incentive Plan.
Exhibit 10.4	Amendment to Employment Agreement between the Registrant and Dr. Mark Gitin, dated September 30, 2025.
Exhibit 10.5	IPG Photonics Corporation Non-Employee Director Compensation Plan.
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

October 3, 2025	By:	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Senior Vice President, General Counsel & Secretary